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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        October 7, 1998
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                          BIO-TECHNOLOGY GENERAL CORP.
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               (Exact name of registrant as specified in charter)


       DELAWARE                      0-15313                   13-3033811
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(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)            Identification No.)


   70 WOOD AVENUE SOUTH, ISELIN, NEW JERSEY                  08830
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  (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:       (732) 632-8800
                                                    ---------------------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

     (a) Adoption of Rights Plan.

     On October 7, 1998, the Board of Directors of Bio-Technology General Corp. (the "Company") adopted a Shareholder Rights Plan (the "Rights Plan"). The purpose of the Rights Plan is to deter certain coercive takeover tactics and enable the Board of Directors to represent effectively the interests of stockholders in the event of a takeover attempt. The Rights Plan does not deter negotiated mergers or business combinations that the Board of Directors determines to be in the best interests of the Company and its stockholders.

     To implement the Rights Plan the Board of Directors declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share (the "Common Shares"), of the Company. The dividend is payable on October 22, 1998 (the "Record Date") to the stockholders of record at the close of business on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Cumulative Preferred Stock, par value $.01 per share (the "Preferred Shares"), of the Company at a price of $45.00 per one one-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent").

RIGHTS ATTACH TO COMMON SHARES INITIALLY

     Initially and until a Distribution Date (as defined below) occurs, the Rights are attached to all Common Shares and no separate Rights certificates will be issued. During this initial period,

     o    the Rights are not exercisable;

     o the Rights are transferred with the Common Shares and are not transferable separately from the Common Shares;

     o new Common Share certificates issued will contain a notation incorporating the Rights Agreement by reference; and

     o the transfer of any Common Shares will also constitute the transfer of the Rights associated with those Common Shares.

DISTRIBUTION OF RIGHTS

     Separate certificates evidencing the Rights will be mailed to holders of record of the Common Shares on the "Distribution Date." The Distribution Date is the earlier to occur of the following two events:

     o the tenth day after a public announcement that a person or group of affiliated or associated persons has acquired 20% or more of the

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          outstanding Common Shares (thereby becoming an "Acquiring Person"
          under the Rights Plan); or

     o the tenth business day (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated or associated persons becomes an Acquiring Person) after the commencement or announcement of a tender or exchange offer by a person or group for 20% or more of the outstanding Common Shares.

     Acquisitions by the Company, any subsidiary or employee benefit plan of the Company or any other person approved in advance by the Board of Directors will not result in such person becoming an Acquiring Person.

     After the Distribution Date, the Rights will be tradable separately from the Common Shares. After the Distribution Date and after the Company's right to redeem (as described below) has expired, the Rights will be exercisable in two different ways depending on the circumstances as set forth below.

RIGHT TO PURCHASE COMPANY STOCK

     If a person or group acquires 20% or more of the outstanding Common Shares (thereby becoming an Acquiring Person) and the Company's redemption right has expired, each holder of a Right (except those held by the Acquiring Person and its affiliates and associates) will have the right to purchase, upon exercise, Common Shares (or, in certain circumstances, Preferred Shares or other similar securities of the Company) having a value equal to two times the exercise price of the Right. In other words, the Rights holders other than the Acquiring Person may purchase Common Shares at a 50% discount.

     For example, at the exercise price of $45 per Right, each Right not owned by an Acquiring Person would entitle its holder to purchase $90 worth of Common Shares (or other consideration, as noted above) for $45. Assuming a value of $9 per Common Share at such time, the holder of each valid Right would be entitled to purchase ten Common Shares for $45.

RIGHT TO PURCHASE ACQUIRING PERSON STOCK

     Alternatively, if, in a transaction not approved by the Board of Directors, the Company is acquired in a merger or other business combination or 50% or more of its assets or earning power are sold after a person or group has become an Acquiring Person, and the Company's redemption right has expired, proper provision will be made so that each holder of a Right will thereafter have the right to purchase, upon exercise, that number of shares of common stock of the acquiring company as have a market value of two times the exercise price of the Right. In other words, a Rights holder may purchase the acquiring company's common stock at a 50% discount.

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EXCHANGE OF COMPANY STOCK FOR RIGHTS

     At any time after any person or group becomes an Acquiring Person and before the Acquiring Person acquires 50% or more of the outstanding Common Shares, the Board of Directors may exchange the Rights (other than Rights owned by the Acquiring Person which will have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-thousandth of a Preferred Share (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

REDEMPTION

     The Rights are redeemable by the Company in whole but not in part at a price of $.01 per Right at any time up to and including the tenth day after the time that a person or a group has become an Acquiring Person, subject to extension of this redemption period by the Board of Directors. Immediately upon redemption the right to exercise will terminate and the only right of holders will be to receive the redemption price.

EXPIRATION OF RIGHTS

     The Rights will expire on October 6, 2008 unless the expiration date is extended by amendment as described below or unless the Rights are earlier redeemed or exchanged by the Company as described above.

AMENDMENTS

     As long as the Rights are redeemable, the terms of the Rights may be amended by the Board of Directors in its discretion without the consent of the Rights holders. After that time, no amendment may adversely affect the interests of the Rights holders (other than the Acquiring Person).

MISCELLANEOUS

     The number of outstanding Rights and the number of one one-thousandths of a Preferred Share issuable upon exercise of each Right are subject to adjustment under certain circumstances.

     Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of the one one-thousandth interest in a Preferred Share that may be purchased upon exercise of each Right should approximate the value of one Common Share.

     Until a Right is exercised, a Rights holder, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

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     A copy of the Rights Agreement has been filed with the Securities and
Exchange Commission as an Exhibit to this current report on Form 8-K. A copy of the Rights Agreement is available to Rights holders free of charge upon request to the Corporate Secretary of the Company.

     This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

CERTAIN ANTI-TAKEOVER EFFECTS

     The Rights approved by the Board of Directors of the Company are designed to protect and maximize the value of the outstanding equity interests in the Company in the event of an unsolicited attempt by an acquiror to take over the Company, in a manner or on terms not approved by the Board of Directors. Takeover attempts frequently include coercive tactics to deprive the Company's Board of Directors and its stockholders of any real opportunity to determine the destiny of the Company. The Rights have been declared by the Board of Directors in order to deter such tactics, including a gradual accumulation of shares in the open market of a 20% or greater position to be followed by a merger or a partial or two-tier tender offer that does not treat all stockholders equally. These tactics unfairly pressure stockholders, squeeze them out of their investment without giving them any real choice and deprive them of the full value of their shares.

     The Rights are not intended to prevent a takeover of the Company and will not do so. The Rights may be redeemed by the Company at $0.01 per Right within ten days after the accumulation of 20% or more of the Company's shares by a single acquiror or group. Accordingly, the Rights should not interfere with any merger or business combination approved by the Board of Directors.

     Issuance of the Rights does not in any way weaken the financial strength of the Company or interfere with its business plans. The issuance of the Rights themselves has no dilutive effect, will not affect reported earnings per share, should not be taxable to the Company or to its stockholders, and will not change the way in which the Company's shares are presently traded. The Company's Board of Directors believes that the Rights represent a sound and reasonable means of addressing the complex issues of corporate policy created by the current takeover environment.

     However, the Rights may have the effect of rendering more difficult or discouraging an acquisition of the Company deemed undesirable by the Board of Directors. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms or in a manner not approved by the Company's Board of Directors, except pursuant to an offer conditioned upon the negation, purchase or redemption of the Rights.

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     (b) Amendment to By-Laws.

     In connection with the adoption of the Rights Plan, the Company amended its By-laws to establish an advance notice procedure with regard to the nomination, other than by or at the direction of the Board of Directors or a committee thereof, of candidates for election as directors (the "Nomination Procedure") and with regard to other matters to be brought by stockholders before an annual meeting of the Company's stockholders (the "Business Procedure").

     The By-laws provide that nominations of persons for election to the Board of Directors may be made by any stockholder entitled to vote for the election of directors at the applicable meeting of stockholders only if written notice to the Secretary of the Company of such stockholder's intent to make such nomination or nominations is given, either by personal delivery or by U.S. certified mail, postage pre-paid, and received (i) not less than 120 days nor more than 150 days before the first anniversary of the date of the Company's proxy statement in connection with the last annual meeting of stockholders, or
(ii) if the applicable annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, not less than 60 days before the date of the applicable annual meeting, or (iii) with respect to any special meeting of stockholders called for the election of directors, not later than the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth (a) as to the stockholder giving the notice, (i) the name and address, as they appear on the Company's stock transfer books, of such stockholder, (ii) a representation that such stockholder is a stockholder of record and intends to appear in person or by proxy at such meeting to nominate the person or persons specified in the notice, (iii) the class and number of shares of the Company's stock beneficially owned by such stockholder, and (iv) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons naming such person or persons pursuant to which the nomination or nominations are to be made by such stockholder; and (b) as to each person whom the stockholder proposes to nominate for election as a director, (i) the name, age, business address and, if known, residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company's stock which are beneficially owned by such person, (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors or is otherwise required by the rules and regulations of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, and (v) the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected.

     The By-laws provide that at an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. For business to be properly brought before an annual meeting by a stockholder, written notice thereof to the Secretary of the Company must be given, either by personal delivery or by U.S. certified mail, postage prepaid, and received at the principal


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executive offices of the Company (i) not less than 120 pays nor more than 150 days before the first anniversary of the date of the Company's proxy statement in connection with the last annual meeting of stockholders or (ii) if no annual meeting was held in the previous year or the date of the applicable annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, not less than 60 days before the date of the applicable annual meeting. Each such notice shall set forth as to each matter: (a) the description of the business desired to be brought before the annual meeting, including the complete text of any resolutions to be presented at the annual meeting, (b) the name and address, as they appear on the Company's stock transfer books, of such stockholder proposing such business, (c) a representation that such stockholder is a stockholder of record and intends to appear in person or by proxy at such meeting to bring the business before the meeting specified in the notice, (d) the class and number of shares of the Company's stock beneficially owned by the stockholder, (e) a description of all arrangements or understandings between the stockholder and any other person or persons (naming such person or persons) in connection with the proposing of such business by the stockholder and (f) any material interest of the stockholder in such business.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (C)  EXHIBITS.

        3.    By-laws of Bio-Technology General Corp., as amended.

        4.1 Rights Agreement, dated as of October 7, 1998, by and between Bio-Technology General Corp. and American Stock Transfer & Trust Company, as Rights Agent, which includes the form of Certificate of Designations setting forth the terms of the Series A Junior Participating Cumulative Preferred Stock, par value $0.01 per share, as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C.

        4.2 Certificate of Designations of the Series A Junior Participating Cumulative Preferred Stock.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                BIO-TECHNOLOGY GENERAL CORP.

Date: October 8, 1998                           By:  /s/ SIM FASS
                                                    ---------------------------
                                                    Sim Fass
                                                    Chairman of the Board,
                                                       President and
                                                       Chief Executive
                                                       Officer


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